RIVERNORTH FUNDS

RiverNorth/Oaktree High Income Fund

(Ticker Symbols RNOTX & RNHIX)

SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 20, 2012

Effective June 30, 2013, Ms. Shannon Ward was added as a co-portfolio manager of the RiverNorth/Oaktree High Income Fund (the "Fund").  Accordingly, the Fund’s prospectus should be read to include the following disclosures under the heading “Portfolio Management” in the Summary Section and under the heading “Portfolio Managers” in the section entitled “Management of the Fund”:

Shannon Ward is the Fund’s co-portfolio manager.  Ms. Ward, who is a Managing Director and Portfolio Manager of Oaktree's European High Yield Bond and Senior Loan strategies and Co-Portfolio Manager of Oaktree’s Global High Yield and Expanded High Yield strategies, joined Oaktree in 2006.  She was previously employed by AIG Global Investment Group, where she spent five years as a Vice President for High Yield Investments. Before that, she spent over five years at Banc of America Securities, most recently as a Managing Director in the Entertainment/Media Group.  Ms. Ward received a B.A. degree in Psychology from the University of California, Santa Barbara and an M.B.A. with a concentration in Finance from the University of Southern California.

Dated: July 10, 2013

RIVERNORTH FUNDS

c/o ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

1-888-848-7569

Please retain this supplement with your Prospectus for future reference.